UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 30, 2024

Date of Report (Date of earliest event reported)

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wan Chai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8363

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended And Restated Merger Agreement

As previously disclosed, on April 16, 2024, AGBA Group Holding Limited, a British Virgin Islands business company (“AGBA” or “Parent”), entered into that certain Agreement and Plan of Merger (the “Original Merger Agreement”), by and between AGBA, its wholly owned subsidiary AGBA Social Inc. (“Merger Sub”), Triller Corp., a Delaware corporation (“Triller” or the “Company”) and Bobby Sarnevesht, solely as representative of the Triller stockholders.

On August 30, 2024, the parties further entered into an Amended and Restated Merger Agreement (as amended and restated, the “Merger Agreement”). The Merger Agreement amends, restates and supersedes the Original Merger Agreement.

Subsequent to the signing of the Original Merger Agreement, on April 18, 2024, Triller Hold Co LLC, a Delaware limited liability (“Triller LLC”) and Triller have effectuated a reorganization (the “Triller Reorganization”), as a result of which Triller became the 100% owner of Triller LLC.

Pursuant to the Merger Agreement, (a) AGBA will domesticate to the United States as a Delaware corporation (the “AGBA Domestication”), pursuant to which, among other things, all AGBA ordinary shares, par value $0.001 per share (“AGBA Ordinary Shares”) will automatically convert into the same number of shares Delaware Parent Common Stock, as defined below (AGBA, when domesticated as a Delaware corporation, is sometimes referred to as “Delaware Parent”) and (b) after giving effect to the Triller Reorganization and the AGBA Domestication, Merger Sub will be merged into Triller (the “Merger), with Triller surviving the Merger and becoming a wholly owned subsidiary of Delaware Parent. As a result of the Merger, AGBA, as Delaware Parent shall change its name to “Triller Group Inc.” and expects to change its Nasdaq ticker to “ILLR.”

Consideration

The merger consideration provided for in the Merger Agreement (the “Merger Consideration”) will be an aggregate of 441,620,209 shares of Delaware Parent common stock, par value $0.001 per share (“Delaware Parent Common Stock”). Delaware Parent (i) will issue 299,897,852 shares of Delaware Parent Common Stock to the current common stockholders of the Company, (ii) will issue 37,702,230 shares of preferred stock to the current preferred stockholders of the Company (the holders of the Company’s common and preferred stock are referred to together as the “Stockholders”), and (iii) will convert all existing Company restricted stock units into 54,020,128 Delaware Parent restricted stock units; and Delaware Parent also will reserve an aggregate of 54,020,128 shares of Delaware Parent Common Stock for future issuance upon the vesting of such restricted stock units. A total of 50,000,000 shares of Delaware Parent Common Stock will be held in escrow as reserved shares, which shall be applied toward future settlement of certain Triller legal and financial obligations.

The Merger Agreement also provides that Bobby Sarnevesht, Triller’s Executive Chairman and Chief Executive Officer, will be named as a director of Delaware Parent.

The Closing

AGBA and the Company have agreed that the closing of the Merger (the “Closing”) shall occur as soon as possible, subject to regulatory clearance, approval by AGBA’s shareholders and the other closing conditions provided for in the Merger Agreement and summarized below.

Representations and Warranties

In the Merger Agreement, the Company makes certain representations and warranties (with certain exceptions set forth in the disclosure schedules to the Merger Agreement) relating to, among other things: (1) Organization and Good Standing; Books and Records; (2) Authority and Enforceability; (3) Capitalization, Stock Rights, Consideration Spreadsheet and Subsidiaries; (4) No Approvals, No Conflicts; (5) Financial Statements, No Undisclosed Liabilities; (6) Absence of Certain Changes or Events; (7) Property; (8) Labor and Employment Matters, Nondisclosure and Non-Competition Agreements; (9) Employee Benefit Plans; (10) Intellectual Property; (11) Contracts; (12) Claims, Legal Proceedings, and Orders; (13) Corporation Permits, Compliance with Laws; (14) Environmental Compliance; (15) Taxes; (16) Tax Consequences; (17) Related Party Interests; (18) Insurance; (19) Brokers or Finders; (20) Bank Accounts; (21) Customers and Suppliers; and (22) Full Disclosure.

In the Merger Agreement, AGBA makes certain representations and warranties relating to, among other things: (1) Organization and Good Standing; (2) Authority and Enforceability; (3) Capitalization; (4) Brokers; (5) No Approvals; No Conflicts; and (6) Full Disclosure.

The representations and warranties of the parties expire as of the Closing.

Conduct Prior to Closing; Covenants Pending Closing

The Company has agreed to operate its business in the ordinary course, consistent with past practices, prior to the closing of the transactions contemplated by the Merger Agreement (with certain exceptions) and not to take certain specified actions without the prior written consent of AGBA.

The Merger Agreement also contains customary pre-closing covenants.

Conditions to Closing

Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement are conditioned upon each of the following, among other things: (1) the representations and warranties of AGBA and Merger Sub being, if qualified as to materiality, true and correct in all respects, and, if not so qualified, true and correct in all material respects, on and as of the date of the Merger Agreement and the closing date of the transactions; (2) AGBA and Merger Sub complying with all of its obligations under the Merger Agreement in all material respects; (3) the consummation of the transactions being permitted by applicable law to which AGBA, Merger Sub, or the Company is subject; (4) closing deliveries having been delivered to the Company by AGBA, including among other things, customary closing certificates, certificate of merger executed by Merger Sub; the certificate of discontinuance, executed Operative Documents (as defined below); and (5) no third party approvals being anticipated by the parties.

AGBA and Merger Sub’s Conditions to Closing

The obligations of AGBA and Merger Sub to consummate the transactions contemplated by the Merger Agreement are conditioned upon each of the following, among other things: (1) the representations and warranties of the Company being, if qualified as to materiality, true and correct in all respects, and, if not so qualified, true and correct in all material respects, on and as of the date of the Merger Agreement and the closing date of the transactions; (2) the Company complying with all of its obligations under the Merger Agreement in all material respects; (3) the consummation of the transactions being permitted by applicable law to which AGBA, Merger Sub, or the Company is subject; (4) there having been no material adverse effect to the Company; (5) no order having been issued by any court, regulatory or governmental body limiting the consummation of the Merger or AGBA’s ownership, conduct, or operation of the Company’s business following the Closing; (6) the Company having delivered to AGBA written evidence the Stockholders are accredited investors, as such term is defined in SEC Regulation D; and no more than 35 Stockholders shall have failed to deliver such written evidence; (7) no third party approvals being anticipated by the parties; and (8) closing deliveries having been delivered to AGBA by the Company, including among other things, customary closing certificates, third party consents, final closing consideration spreadsheet, written resignation of each director and officer of the Company, statement certifying interests in the Company do not constitute “United States real property interests”, written consents evidencing the stockholder approval, Operative Documents (as defined below), and certificate of merger executed by the Company.

Termination

The Merger Agreement may be terminated at any time prior to the Closing by:

(a)	the written consent of AGBA and the Company;

(b)	AGBA, if AGBA reasonably concludes in good faith that any of AGBA and Merger Sub’s Conditions to closing is or becomes impossible to satisfy (other than solely as a result of any breach of the Merger Agreement by AGBA);

(c)	AGBA, in the event of a breach by the Company of any representation, warranty, covenant, or agreement contained in the Merger Agreement and the other agreements, documents, and certificates referenced in the Merger Agreement to be executed and delivered on the Agreement Date or prior to or at the Closing (collectively, the “Operative Documents”) that has not been cured or is not curable by the Company within 15 days after AGBA delivers notice to the Company regarding such breach;

(d)	the Company, in the event of a breach by AGBA of any representation, warranty, covenant, or agreement contained herein or in any Operative Document that has not been cured or is not curable by AGBA within 15 days after the Company delivers notice to AGBA regarding such breach;

(e)	the Company if AGBA experiences a material adverse effect, or by AGBA if the Company experiences a material adverse effect; or

(f)	AGBA, if the Company has not provided the notices required pursuant to Section 4.10 no later than five business days after the Agreement Date.

Lock-Ups

Of the 299,897,852 shares of Delaware Parent Common Stock to be issued to the Stockholders at the Closing, holders of an aggregate of 285,082,183 shares of Delaware Parent Common Stock will be bound by a standard lock-up covenant as to those shares for a period of 165 days after the date of Closing.

All shares of Delaware Parent Preferred Stock to be issued to the Stockholders at the Closing will be bound by a standard lock-up covenant for a period of 12 months after the date of Closing. Furthermore, after the one year anniversary, holders of Delaware Parent Preferred Stock will only be permitted to convert an amount equal to two percent (2%) of the total number of shares of Delaware Parent Preferred Stock on a monthly basis. Shares converted into Delaware Parent Common Stock shall be free of any lock-up restrictions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Related Agreements

Super Voting Agreement

Immediately prior to the Closing, Delaware Parent will issue an aggregate of 37,496 shares of super voting Series B Preferred Stock to Green Nature Limited (“GNL”), the holder of the Delaware Parent Series B Preferred Shares and an affiliate of AGBA’s current majority shareholder, which shares shall give GNL approximately 65% of the total voting power of all voting shares of Delaware Parent. At the Closing, GNL and the Company will enter into a voting agreement (the “Voting Agreement”) so as to provide that GNL will vote its Series B Preferred Shares in favor of electing Mr. Sarnevesht as a director of Delaware Parent through December 31, 2025.

The foregoing description of the Super Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement. A form of the Super Voting Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 3, 2024, AGBA and Triller issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information contained in the press release is summary information that is intended to be considered in the context of AGBA’s SEC filings and other public announcements that AGBA may make, by press release or otherwise, from time to time.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of AGBA’s securities; (ii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the Merger Agreement by the shareholders of AGBA; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed Merger; (v) the ability of the parties to recognize the benefits of the Merger Agreement and the proposed Merger; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding Triller’s industry and market size; (viii) financial condition and performance of Triller, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Merger, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Triller; (ix) the impact from future regulatory, judicial, and legislative changes in Triller’s industry; (x) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xi) those factors discussed in AGBA’s filings with the SEC and those that will be contained in the definitive proxy statement relating to the Merger. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive proxy statement and other documents to be filed by AGBA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while AGBA and Triller may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither AGBA nor Triller gives any assurance that AGBA, or Triller, or the combined company, will achieve its expectations.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed Merger, AGBA intends to file relevant materials with the SEC, including a proxy statement, which will be mailed or otherwise disseminated to the shareholders of AGBA as of the record date established for voting on the proposed transactions contemplated by the Merger Agreement. AGBA may also file other relevant documents regarding the proposed Merger with the SEC. THIS CURRENT REPORT ON FORM 8-K DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED MERGER AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE MERGER. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF AGBA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER AS THEY BECOME AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the definitive proxy statement (if and when available) and other documents that are filed or will be filed with the SEC by AGBA through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by AGBA will be available free of charge at: AGBA Group Holding Limited, AGBA Tower, 68 Johnston Road, Wan Chai, Hong Kong SAR, attention: Mr. Ng Wing Fai, Chief Executive Officer.

Participants in Solicitation

AGBA and Triller, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from AGBA’s shareholders in respect of the proposed Merger. AGBA’s shareholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers in AGBA’s proxy statement, when it is filed with the SEC. Information about AGBA’s directors and executive officers and their ownership of AGBA ordinary shares is set forth in AGBA’s annual report on Form 10-K, filed with the SEC on March 28, 2024. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AGBA or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Merger Agreement dated August 30, 2024 by, among others, AGBA and Triller
10.1	Form of Super Voting Agreement
99.1	Press Release dated September 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Group Chief Financial Officer

Dated: September 3, 2024